Exhibit 99.1

Actelis Partners with Carahsoft, a Major US-based IT Software and Services Company, to Expand Access for Its Cyber-Secure, Immediate Deployment IoT Connectivity to US Government Agencies

Actelis Solutions Now Available Through Carahsoft’s Public Sector Resellers and
Government Contract Vehicles

FREMONT, Calif. — June 17, 2024 — Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT applications, today announced a partnership with Carahsoft Technology Corp., The Trusted Government IT Solutions Provider®. Under the agreement, Carahsoft will serve as Actelis’ Public Sector distributor, making Actelis’ hybrid-fiber connectivity solutions available to Federal, State and Local agencies, and Educational organizations in the U.S. and Canada through Carashoft’s reseller partners and NASA Solutions for Enterprise-Wide Procurement (SEWP) V and OMNIA Partners contracts.

“Our new partnership with Carahsoft is a big step forward for Actelis as we look to expand the use of our solutions within Government networks,” said Tuvia Barlev, Chairman & CEO of Actelis. “Carahsoft is highly respected in the Public Sector and has a strong network of resellers and integrators who can benefit from our hybrid-fiber approach to enable instant and secure connectivity for their customers.”

Actelis’ proven solutions help Government agencies significantly reduce project timelines and costs associated with deploying IoT devices and systems. With patented connectivity technology designed to operate within fiber networks, and the unique capability to boost the performance of copper and coax infrastructure to fiber-grade, Actelis helps users maximize their existing network assets. The company’s technology is currently deployed across hundreds of cities around the globe and is used for smart city and intelligent transportation applications, the acceleration of military base modernization, utilities monitoring and high-speed internet connectivity.

“Carahsoft and our reseller partners are pleased to work with Actelis to provide our joint customers with highly flexible connectivity solutions that expedite the completion of their Government networking projects,” said Lacey Wean, Sales Executive for Smart Cities Technology Solutions at Carahsoft. “The Actelis solution is a unique contribution to our portfolio, and we look forward to working with their team to identify how agencies can maximize the infrastructure they already have to support additional network modernization initiatives.”

Actelis’ solutions are available through Carahsoft’s SEWP V contracts NNG15SC03B and NNG15SC27B and OMNIA Partners Contract #R191902. For more information, contact the Carahsoft team at (844) 722-8436 or Actelis@carahsoft.com.

About Actelis Networks, Inc.
Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Media Contact

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact

Kirin Smith

PCG Advisory, Inc.

Ksmith@pcgadvisory.com

About Carahsoft
Carahsoft Technology Corp. is The Trusted Government IT Solutions Provider, supporting Public Sector organizations across Federal, State and Local Government agencies and Education and Healthcare markets. As the Master Government Aggregator® for our vendor partners, we deliver solutions for Cybersecurity, MultiCloud, DevSecOps, Artificial Intelligence and Machine Learning, Open Source, Customer Experience and Engagement and more. Working with resellers, systems integrators and consultants, our sales and marketing teams provide industry leading IT products, services and training through hundreds of contract vehicles. Visit us at www.carahsoft.com.

Contact
Mary Lange
(703) 230-7434
PR@carahsoft.com